[Letterhead of Skadden, Arps, Slate, Meagher & Flom LLP]

November 16, 2016

Securities and Exchange Commission 100 F Street, NE Washington, DC 20549

RE:	Fiduciary/Claymore MLP Opportunity Fund N-2 Filing

Ladies and Gentlemen:

On behalf of Fiduciary/Claymore MLP Opportunity Fund (the “Fund”), we are enclosing herewith for filing pursuant to the Securities Act of 1933, as amended (the “Securities Act”), and the General Rules and Regulations of the Securities and Exchange Commission (the “Commission”) thereunder, and the Investment Company Act of 1940, as amended, and the General Rules and Regulations of the Commission thereunder, one electronically signed Pre-Effective Amendment No. 1 to the Registration Statement on Form N-2 (the “Registration Statement”).

The Registration Statement relates to the offering of the Fund’s common shares, including pursuant to rights to subscribe for the Fund’s common shares, on a delayed or continuous basis in reliance on Rule 415 under the Securities Act.

The Registration Statement is being filed as a replacement shelf registration statement prior to the third anniversary of the initial effective date of the Fund’s current shelf registration statement (File Nos. 333-188687 and 811-21652) (the “Prior Registration Statement”).

Pursuant to Rule 457(p) under the Securities Act, a registration fee amount of $16,265.62, which represents that portion of the registration fee attributable to the unsold securities under the Prior Registration Statement, is being applied to and offset against the registration fee currently due.

If you have any questions or require any further information with respect to this Registration Statement, please call me at (312) 407-0641.

Very truly yours,

/s/ Kevin T. Hardy

Kevin T. Hardy

Enclosure